The Growth Fund of America, Inc.
                            One Market, Steuart Tower
                                   Suite 1800
                         San Francisco, California 94105

                                Mailing address:
                                  P.O. Box 7650
                      San Francisco, California 94120-7650
                              Phone (415) 421 9360



Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:

Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class            Total Income Dividends
                           (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class A            $11,834
------------------ --------------------------------
------------------ --------------------------------
Class B              -
------------------ --------------------------------
------------------ --------------------------------
Class C              -
------------------ --------------------------------
------------------ --------------------------------
Class F            $4,078
------------------ --------------------------------
------------------ --------------------------------
Total              $15,912
------------------ --------------------------------
------------------ --------------------------------
Class 529-A        $640
------------------ --------------------------------
------------------ --------------------------------
Class 529-B          -
------------------ --------------------------------
------------------ --------------------------------
Class 529-C          -
------------------ --------------------------------
------------------ --------------------------------
Class 529-E          -
------------------ --------------------------------
------------------ --------------------------------
Class 529-F        $9
------------------ --------------------------------
------------------ --------------------------------
Class R-1            -
------------------ --------------------------------
------------------ --------------------------------
Class R-2            -
------------------ --------------------------------
------------------ --------------------------------
Class R-3          $1,019
------------------ --------------------------------
------------------ --------------------------------
Class R-4          $1,782
------------------ --------------------------------
------------------ --------------------------------
Class R-5          $944
------------------ --------------------------------
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Total              $4,394
------------------ --------------------------------

Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              $0.0061
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B                -
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class C                -
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class F              $0.0198
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-A          $0.0289
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-B            -
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-C            -
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-E            -
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-F          $0.0246
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-1              -
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-2              -
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-3            $0.0188
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-4            $0.0417
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            $0.0497
-------------------- -------------------------------------------

Item 74U1 and 74U2
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                            (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            2,025,688
------------------ ----------------------------------
------------------ ----------------------------------
Class B            185,100
------------------ ----------------------------------
------------------ ----------------------------------
Class C            173,485
------------------ ----------------------------------
------------------ ----------------------------------
Class F            237,471
------------------ ----------------------------------
------------------ ----------------------------------
Total              2,621,744
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-A        26,573
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-B        7,483
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-C        9,095
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-E        1,473
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-F        458
------------------ ----------------------------------
------------------ ----------------------------------
Class R-1          1,790
------------------ ----------------------------------
------------------ ----------------------------------
Class R-2          24,151
------------------ ----------------------------------
------------------ ----------------------------------
Class R-3          82,770
------------------ ----------------------------------
------------------ ----------------------------------
Class R-4          84,715
------------------ ----------------------------------
------------------ ----------------------------------
Class R-5          30,224
------------------ ----------------------------------
------------------ ----------------------------------
Total              268,732
------------------ ----------------------------------

Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                            Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $25.66
----------------------- -------------------------
----------------------- -------------------------
Class B                 $25.01
----------------------- -------------------------
----------------------- -------------------------
Class C                 $24.97
----------------------- -------------------------
----------------------- -------------------------
Class F                 $25.55
----------------------- -------------------------
----------------------- -------------------------
Class 529-A             $25.60
----------------------- -------------------------
----------------------- -------------------------
Class 529-B             $25.22
----------------------- -------------------------
----------------------- -------------------------
Class 529-C             $25.23
----------------------- -------------------------
----------------------- -------------------------
Class 529-E             $25.48
----------------------- -------------------------
----------------------- -------------------------
Class 529-F             $25.58
----------------------- -------------------------
----------------------- -------------------------
Class R-1               $25.33
----------------------- -------------------------
----------------------- -------------------------
Class R-2               $25.31
----------------------- -------------------------
----------------------- -------------------------
Class R-3               $25.44
----------------------- -------------------------
----------------------- -------------------------
Class R-4               $25.57
----------------------- -------------------------
----------------------- -------------------------
Class R-5               $25.69
----------------------- -------------------------